EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Interim Report of Nostalgia Family Brands, Inc. (the "Company") on Form 10-Q, for the period ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward O’Donnell, Chief Financial Officer and Vice President of Nostalgia Family Brands, Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 22, 2015	By:	/s/ Edward O’Donnell
Edward O’Donnell
Chief Financial Officer and Vice President